Exhibit 10.2

Prepared by and after recording return to: Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C. 1800 Republic Centre 633 Chestnut Street Chattanooga, Tennessee 37450-1800 Attention: Susan Elliott Rich

AGREEMENT

This AGREEMENT (the "Agreement") is made as of April 6, 2010, by and between MILLER INDUSTRIES, INC., a Tennessee corporation, APACO, INC., a Delaware corporation, CENTURY HOLDINGS, INC., a Tennessee corporation, CHAMPION CARRIER CORPORATION, a Delaware corporation, CHEVRON, INC., a Pennsylvania corporation, MILLER FINANCIAL SERVICES GROUP, INC., a Tennessee corporation, MILLER/GREENEVILLE, INC., a Tennessee corporation, MILLER INDUSTRIES INTERNATIONAL, INC., a Tennessee corporation, MILLER INDUSTRIES TOWING EQUIPMENT INC., a Delaware corporation, (singularly and collectively, the “Grantor”), to be indexed as “Grantor” and FIRST TENNESSEE BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States, with its principal place of business at 701 Market Street, Chattanooga, Tennessee, (the "Bank"), to be indexed as “Grantee.”

WITNESSETH:

WHEREAS, Grantor and others are obtaining a loan on or about the date hereof from the Bank (the "Loan"), pursuant to the Loan Agreement dated of even date herewith between the Grantor, the Bank and others (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"); and

WHEREAS, as a condition precedent to making the Loan, the Bank has required the Grantor to execute and deliver this Agreement; and

WHEREAS, as a further condition precedent to making the Loan the Bank is requiring this Agreement to be recorded in the real property records maintained in the Register's Office of Hamilton County and Greene County, Tennessee to give record notice thereof.

NOW, THEREFORE, in consideration of the premises, the respective representations, covenants and agreements hereinafter contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor agrees:

1.           Capitalized terms used herein and not defined herein, shall have their respective meanings in the Loan Agreement.

2.           It will not create, incur, assume or suffer to exist any mortgage, pledge, lien, security interest, charge or other encumbrance of any kind upon, or any security interest in, Grantor's plant, real property, which is identified on Exhibit “A” attached hereto and made a part hereof (the “Real Estate”), equipment, machinery, accounts receivable, patents or other assets other than Permitted Encumbrances and other liens permitted pursuant to the Loan Agreement which include, without limitation:

(a)            liens for taxes, assessments or similar governmental charges not in default or which are being contested in good faith by appropriate proceedings;

(b)           workmen's, vendors', mechanics' and materialmen's liens and other liens imposed by law incurred in the ordinary course of business, and easements and encumbrances which are not substantial in character or amount and do not materially detract from the value or interfere with the intended use of the properties subject thereto and affected thereby;

(c)            pledges or deposits of money securing bids, tenders, contracts (other than contracts for the payment of money), leases to which any Borrower is a party as lessee made in the ordinary course of business or liens in respect of pledges or deposits under social security laws, worker's compensation laws, unemployment insurance or similar legislation and in respect of pledges or deposits to secure bids, tenders, contracts (other than contracts for the payment of money), leases or statutory obligations;

(d)           any liens and security interests on equipment and machinery securing the financing of that equipment and machinery not exceeding a secured amount of more than $8,000,000.00 in the aggregate;

(e)            any liens related to chassis financing provided by the dealers and/or manufacturers of the chassis;

(f)            zoning restrictions, easements, licenses, or other restrictions on the use of any real property or other minor irregularities in title (including leasehold title) thereto, so long as the same do not materially impair the use, value, or marketability of such real property;

(g)           normal and customary rights of setoff and security interests arising under applicable law (including Section 4-210 of the Uniform Commercial Code) upon deposits of cash in favor of banks or other depository institutions; and

(h)          such other liens and encumbrances to which Bank shall consent in writing.

3.             It will not sell, lease, or otherwise dispose of any such Real Estate other than as permitted pursuant to the Loan Agreement.

(Signatures on Next Page)

MILLER INDUSTRIES, INC. By: /s/ J. Vincent Mish Name: J. Vincent Mish Title: Executive Vice President and Chief Financial Officer

STATE OF TENNESSEE
COUNTY OF HAMILTON

Personally appeared before me, Kathy L. Payne, a Notary Public in and for said State and County duly commissioned and qualified, J. Vincent Mish, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the Executive Vice President and Chief Financial Officer of MILLER INDUSTRIES, INC. (the "Maker") and is authorized by the Maker to execute this instrument on behalf of the Maker.

WITNESS my hand, at office, this 2nd day of April, 2010.

/s/ Kathy L. Payne

Notary Public

My Commission Expires:

7/6/10

(Notary Seal)

APACO, INC. By: /s/ J. Vincent Mish Name: J. Vincent Mish Title: Vice President

STATE OF TENNESSEE
COUNTY OF HAMILTON

Personally appeared before me, Kathy L. Payne, a Notary Public in and for said State and County duly commissioned and qualified, J. Vincent Mish, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the Vice President of APACO, INC. (the "Maker") and is authorized by the Maker to execute this instrument on behalf of the Maker.

WITNESS my hand, at office, this 2nd day of April, 2010.

/s/ Kathy L. Payne

Notary Public

My Commission Expires:

7/6/10

(Notary Seal)

CENTURY HOLDINGS, INC. By: /s/ J. Vincent Mish Name: J. Vincent Mish Title: Vice President

STATE OF TENNESSEE
COUNTY OF HAMILTON

Personally appeared before me, Kathy L. Payne, a Notary Public in and for said State and County duly commissioned and qualified, J. Vincent Mish, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the Vice President of CENTURY HOLDINGS, INC. (the "Maker") and is authorized by the Maker to execute this instrument on behalf of the Maker.

WITNESS my hand, at office, this 2nd day of April, 2010.

/s/ Kathy L. Payne

Notary Public

My Commission Expires:

7/6/10

(Notary Seal)

CHAMPION CARRIER CORPORATION By: /s/ J. Vincent Mish Name: J. Vincent Mish Title: Vice President

STATE OF TENNESSEE
COUNTY OF HAMILTON

Personally appeared before me, Kathy L. Payne, a Notary Public in and for said State and County duly commissioned and qualified, J. Vincent Mish, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the Vice President of CHAMPION CARRIER CORPORATION (the "Maker") and is authorized by the Maker to execute this instrument on behalf of the Maker.

WITNESS my hand, at office, this 2nd day of April, 2010.

/s/ Kathy L. Payne

Notary Public

My Commission Expires:

7/6/10

(Notary Seal)

CHEVRON, INC. By: /s/ J. Vincent Mish Name: J. Vincent Mish Title: Vice President

STATE OF TENNESSEE
COUNTY OF HAMILTON

Personally appeared before me, Kathy L. Payne, a Notary Public in and for said State and County duly commissioned and qualified, J. Vincent Mish, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the Vice President of CHEVRON, INC. (the "Maker") and is authorized by the Maker to execute this instrument on behalf of the Maker.

WITNESS my hand, at office, this 2nd day of April, 2010.

/s/ Kathy L. Payne

Notary Public

My Commission Expires:

7/6/10

(Notary Seal)

MILLER FINANCIAL SERVICES GROUP, INC. By: /s/ J. Vincent Mish Name: J. Vincent Mish Title: President

STATE OF TENNESSEE
COUNTY OF HAMILTON

Personally appeared before me, Kathy L. Payne, a Notary Public in and for said State and County duly commissioned and qualified, J. Vincent Mish, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the President of MILLER FINANCIAL SERVICES GROUP, INC. (the "Maker") and is authorized by the Maker to execute this instrument on behalf of the Maker.

WITNESS my hand, at office, this 2nd day of April, 2010.

/s/ Kathy L. Payne

Notary Public

My Commission Expires:

7/6/10

(Notary Seal)

MILLER/GREENEVILLE, INC. By: /s/ J. Vincent Mish Name: J. Vincent Mish Title: Vice President

STATE OF TENNESSEE
COUNTY OF HAMILTON

Personally appeared before me, Kathy L. Payne, a Notary Public in and for said State and County duly commissioned and qualified, J. Vincent Mish, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the Vice President of MILLER/GREENEVILLE, INC. (the "Maker") and is authorized by the Maker to execute this instrument on behalf of the Maker.

WITNESS my hand, at office, this 2nd day of April, 2010.

/s/ Kathy L. Payne

Notary Public

My Commission Expires:

7/6/10

(Notary Seal)

MILLER INDUSTRIES INTERNATIONAL, INC. By: /s/ J. Vincent Mish Name: J. Vincent Mish Title: Vice President

STATE OF TENNESSEE
COUNTY OF HAMILTON

Personally appeared before me, Kathy L. Payne, a Notary Public in and for said State and County duly commissioned and qualified, J. Vincent Mish, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the Vice President of MILLER INDUSTRIES INTERNATIONAL, INC. (the "Maker") and is authorized by the Maker to execute this instrument on behalf of the Maker.

WITNESS my hand, at office, this 2nd day of April, 2010.

/s/ Kathy L. Payne

Notary Public

My Commission Expires:

7/6/10

(Notary Seal)

MILLER INDUSTRIES TOWING EQUIPMENT INC. By: /s/ J. Vincent Mish Name: J. Vincent Mish Title: Vice President

STATE OF TENNESSEE
COUNTY OF HAMILTON

Personally appeared before me, Kathy L. Payne, a Notary Public in and for said State and County duly commissioned and qualified, J. Vincent Mish, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the Vice President of MILLER INDUSTRIES TOWING EQUIPMENT INC. (the "Maker") and is authorized by the Maker to execute this instrument on behalf of the Maker.

WITNESS my hand, at office, this 2nd day of April, 2010.

/s/ Kathy L. Payne

Notary Public

My Commission Expires:

7/6/10

(Notary Seal)

EXHIBIT “A” REGARDING CERTAIN TENNESSEE REAL ESTATE

Legal Description

Tract One (1): Property in the Second Civil District of Hamilton County, Tennessee, having addresses of 8501 and 8503 Hilltop Drive, being further identified as tax map parcels no. 131 042.01 and 131 044.02, which properties together form one contiguous tract of land more particularly described as follows according to survey drawing by David L. Hopkins, dated June 9, 2005, identified as drawing number 2001-169-3, and on subsequent survey drawing by David L. Hopkins dated June 15, 2005 identified as drawing no. 2005-169-3: BEGINNING at a point where the northern line of Hilltop Drive (frontage road along the northern side of Interstate Highway No. 75) is intersected by the northeastern line of Country Village Drive (a 50-foot wide right-of-way); thence North 34 degrees 30 minutes 50 seconds West along the said northeast line of Country Village Drive a distance of 55.25 feet to a point; thence continuing along said right-of-way with a curve to the left, said curve having a radius of 261.53 feet, an arc distance of 191.03 feet to a point said arc being subtended by a chord of North 55 degrees 26 minutes 20 seconds West 186.81 feet; thence continuing along said right-of-way North 76 degrees 21 minutes 50 seconds West a distance of 99.26 feet to a point; thence along said right-of-way with a curve to the right, said curve having a radius of 403.44 feet, an arc distance of 97.52 feet to a point, said arc being subtended by a chord of North 69 degrees 26 minutes 20 seconds West 97.29 feet; thence continuing along said right-of-way North 62 degrees 30 minutes 50 seconds West a distance of 115.80 feet to a point; thence continuing along said right-of-way with a curve to the right, said curve having a radius of 139.65 feet, an arc distance of 107.11 feet, said arc being subtended by a chord of North 40 degrees 32 minutes 39 seconds West 104.50 feet to the southwest corner of Lot 83, Country Village Subdivision as shown by plat recorded in Plat Book 32, Page 59, in the Register’s Office of Hamilton County, Tennessee; thence leaving the right-of-way of Country Village Drive, South 87 degrees 27 minutes 33 seconds East along the southern lines of Lots 83, 81 and 81 of said Country Village Subdivision, a distance of 355.15 feet to the southeast corner of said Lot 81; thence North 23 degrees 13 minutes 42 seconds East along the southeast line of Lots 80, 79, 68 and 67 of said subdivision, a distance of 937.93 feet to the northeast corner of said Lot 67 being in the southern line of J.A. Hunter Subdivision; thence South 67 degrees 55 minutes 28 seconds East along said J. A. Hunter Subdivision a distance of 1314.75 feet to the northwest corner of the balance of the Boyd property recorded in Book 2428, Page 978, in said Register’s Office; thence South 18 degrees 15 minutes 03 seconds East along the western line of the said Boyd property a distance of 212.62 feet to a point in the northern line of Hilltop Drive mentioned above; thence South 71 degrees 27 minutes 01 second West along the northern line of Hilltop Drive a distance of 1546.22 feet to the Point of Beginning. Property contains 25.9 acres of 1,128,275.82 square feet.

Legal Description
(711 Campbell Drive
Greeneville, Tennessee 37745)

Property in the 10th Civil District of Greene County, Tennessee, being more particularly described as follows: BEGINNING at a railroad spike found in the Northeasterly right-of-way line of Campbell Drive, said spike being 665 feet northerly from the intersection of said right of way with the Northwesterly right of way of Bohannon Avenue; thence with the right of way of Campbell Drive, North 19 degrees 245 minutes 56 seconds West 201.19 feet to a point on the west edge of a concrete drive; thence North 35 degrees 00minutes 00 seconds West along said right of way, 430.13 feet to an iron pin set, corner to Kilday; thence leaving Campell Drive, and with the Kilday line and the Key line, North 77 degrees 51 minutes 12 seconds East 546.70 feet to an iron pin found in the line of Ridley; thence with the Ridley line South 37 degrees 47 minutes 52 seconds East 179.00 feet to an iron pin found; thence with the Ridley line North 52 degrees 16 minutes 32 seconds East 229.08 feet to an iron pipe found in the line of Kilday; thence with Kilday, South 32 degrees 26 minutes 29 seconds East 100 feet to an iron pin found; thence South 87 degrees 07 minutes 50 seconds East with Kilday 266.68 feet to an iron pin found, corner to Greenville Masonic Lodge; thence with same, South 29 degrees 48 minutes 17 seconds East 163.14 feet to an iron pin set in the line of Bewley; thence with the Bewley line, South 65 degrees 25 minutes 00 seconds West 210.08 feet to an iron rod; thence South 65 degrees 65 minutes 00 seconds West along the line of Bewley and the line of GC Capitol, LLC, 199.80 feet to a metal fence post; thence South 65 degrees 23 minutes 29 seconds West along the lines of GC Capitol and Haney 593.70 feet to the POINT OF BEGINNING, containing 9.8288 acres, more or less, according to a survey made by a survey of Tysinger, Hampton and Partners, dated October 18,1989, revised on July, 2001 and on August 30, 2001, as last revised on June 9, 2005, identified as Job No. 9629300S-0125700S.

For prior title see deed to Greeneville Properties, Inc., a Tennessee corporation, recorded in Book 461, Page 416 in the Register’s office of Greene County, Tennessee, Greenville Properties, Inc. having subsequently merged into Miller/Greeneville, Inc., a Tennessee corporation.